SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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                        Date of Report (Date of earliest
                          event reported) July 7, 1997



                              ZIONS BANCORPORATION
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             (Exact name of registrant as specified in its charter)


     UTAH                         0-2610                      87-0227400
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  (State of              (Commission File Number)            (IRS Employer
incorporation)                                            Identification No.)



             One South Main, Suite 1380, Salt Lake City, Utah 84111
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(Address of principal executive offices)                              (Zip Code)


                                 (801) 524-4787

                         (Registrant's telephone number,
                              including area code)


                                       N/A
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          (Former name or former address, if changed since last report)




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Items 1-4.

         Not Applicable.



Item 5. Other Events.

         On July 7, 1997, Zions Bancorporation ("Zions") and GB Bancorporation ("GB") announced the signing of an Agreement and Plan of Merger, dated as of July 3, 1997, between Zions and GB pursuant to which GB will merge (the "Merger") with and into Zions. A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

         In the Merger, holders of GB common stock will receive shares of common stock of Zions. As of June 30, 1997, there were 2,013,893 shares of GB common stock outstanding (not including 151,143 shares issuable upon exercise of options). As of such date, Zions owned 98,000 shares, or approximately 4.9% of the outstanding shares of GB common stock. Simmons Family, Inc. owned 198,000 shares, or approximately 9.8%, of the outstanding shares of GB common stock. Simmons Family, Inc. is owned by members of the Simmons family, including Roy W. Simmons, Harris H. Simmons, L.E. Simmons and David Simmons. Roy W. Simmons is the Chairman of Zions, Harris H. Simmons is the President and Chief Executive Officer and a director of Zions, and L.E. Simmons is a director of Zions. David Simmons, the son of Roy W. Simmons and the brother of Harris H. Simmons and L.E. Simmons, is a director of GB. Each of Roy W. Simmons, Harris H. Simmons and L.E. Simmons may be deemed to beneficially own the 98,000 shares of GB common stock owned by Zions, but each disclaims beneficial ownership of the shares owned by Zions.

         Robert G. Sarver, a director of Zions, is also the Chairman and Chief Executive Officer of GB and, as of June 30, 1997, beneficially owned 348,714 shares (including 5,714 shares issuable upon exercise of options), or approximately 17.3%, of the outstanding shares of GB common stock and may be deemed to beneficially own the 98,000 shares owned by Zions. Robert G. Sarver disclaims beneficial ownership of the shares owned by Zions. Finally, Gerald J. Dent and John J. Gisi, Senior Vice Presidents of Zions, own 1,500 and 2,500 shares, respectively, of GB common stock, in each case less than 1% of the outstanding shares of GB common stock.






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Item 6.  Resignations of Registrant's Directors.

         Not Applicable.




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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.

                    (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibits

                    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                     Description

99.1                       Press release, dated July 7, 1997.



Item 8.  Change in Fiscal Year.

         Not Applicable.







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ZIONS BANCORPORATION



                                                  By: /s/ Dale M. Gibbons
                                                      Name:  Dale M. Gibbons
                                                      Title: Senior Vice
                                                             President and Chief
                                                             Financial Officer

Date:  July 8, 1997


Item 9. Sales of Equity Securities Pursuant to
        Regulation S.

        Not Applicable.




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



                                               EXHIBIT INDEX


Exhibit No.                                       Description

  (99.1)                                          Press release, dated July 7,
                                                  1997.











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